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TravelersInsurance                                                  Vintage
  A Member of TravelersGroup [LOGO APPEARS HERE]                    Application
Annuity Investor Services * One Tower Square * Hartford, CT 06183-9061
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Owner
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Name                                 Address

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Date of Birth
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SS#                      Sex [_]M [_]F
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U.S. Citizen  [_]Y [_]N  The Owner stated above will be used for all correspondence and tax reporting purposes
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[_]Succeeding Owner  [_] Joint Owner (check one, if any)
                                              Relationship to Owner
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Name
                                     SS#                Date of Birth
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Annuitant (if different from owner)
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Name
                                     SS#                Date of Birth
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Sex  [_]M [_]F   If no Annuitant is specified, the Owner stated above will be the Annuitant
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Contingent Annuitant (if any)
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Name
                                     Date of Birth
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Beneficiary Information
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Full Name                            Relationship to Owner          Percent
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                                                                               %
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                                                                               %
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Type of Plan                         Portfolio                      Allocation
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[_]IRA Rollover  [_]Nonqualified
[_] Other __________________         Smith Barney Income & Growth              %
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Replacement Information              AIM Capital Appreciation Portfolio        %
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Will the contract applied for        Alliance Growth                           %
replace any existing annuity         -------------------------------------------
contract or life insurance policy?   American Capital Enterprise               %
                                     -------------------------------------------
[_]Y  [_]N  If Yes, specify company  Smith Barney International Equity         %
            name and contract # in   -------------------------------------------
            Remarks section below.   Smith Barney Pacific Basin                %
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Remarks:                             TBC Managed Income                        %
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                                     Putnam Diversified Income                 %
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                                     GT Global Strategic Income                %
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                                     Smith Barney High Income                  %
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                                     MFS Total Return                          %
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                                     Smith Barney Money Market                 %
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                                     Travelers Fixed Account                   %
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                                     Smith Barney Total Return Portfolio       %
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                                                               Total   100.000 %
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Acknowledgement                          Initial Purchase Payment $
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I understand the contract will take effect when the first purchase payment is received and the application is approved in the Home Office of The Travelers
Life and Annuity Company. All payments and values provided by the contract applied for, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar. No agent is authorized to make changes to the contract or application. I acknowledge receipt of a current prospectus. In Non-Qualified situations where the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.


     _________________________________    ____________________________________
        Contract Owner's Signature              Signed at (City, State)

     _________________________________    ____________________________________
     Joint Contract Owner's Signature                Date Completed

I acknowledge that all data representations and signatures recorded by me or in my presence in response to my inquiry and request and all such representations and signatures are accurate and valid to the best of my knowledge and belief. Will the contract applied for replace any existing annuity contract or life insurance policy? [_]Y [_]N


     _________________________________    __________     _____________________
        Licensed Agent's Signature           Date              Soc Sec #

     _________________________________    ____________________________________
                Print Name                          Agent's License #
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